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        MASTER SERVICER'S CERTIFICATE
     (Delivered pursuant to Section 4.9
 of the Master Sale and Servicing Agreement)


       HOUSEHOLD FINANCE CORPORATION,
                 Master Servicer
   HOUSEHOLD AUTO RECEIVABLES CORPORATION

        HOUSEHOLD AUTOMOTIVE TRUST IV
        Class A Notes, Series 2000-1


1.   This Certificate relates to the             April 17, 2000
Distribution Date occurring on

2.  Series 2000-1 Information

(a)  The amount of Collected Funds with          $30,220,297.69
respect to the Collection Period was equal to

(b)  The amount of Available Funds with          $30,207,629.27
respect to the Collection Period was equal to

(c)  The  Liquidated Receivables for the            $248,620.66
Collection Period was equal to

(d)  Net Liquidation Proceeds for the               $114,077.62
Collection Period was equal to
        (i) The annualized net default rate           0.180037%

(e)  The principal balance of Series 2000-1
Receivables at the beginning
        of the Collection Period was equal to   $904,888,366.02

(f)  The principal balance of Series 2000-1
Receivables on the last day
        of the Collection Period was equal to   $888,646,370.34

(g)  The aggregate outstanding  balance of
the Series 2000-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to        $22,666,000.00
such Distribution Date was equal to

(h)  The aggregate outstanding  balance of
the Series 2000-1 Receivables which were two
        payments (30-59 days) delinquent as
of the close of business on the last day of
the
        Collection Period with respect to         $4,951,000.00
such Distribution Date was equal to

(i)  The aggregate outstanding  balance of
the Series 2000-1 Receivables which were
three or
        more payments (60+ days) delinquent
as of the close of business on the last day
of the
        Collection Period with respect to           $505,000.00
such Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the                 ($0.00)
Distribution Date was equal to

(k)  The Principal Distributable Amount for      $20,212,613.74
the Distribution Date was equal to

(l)  The Principal Amount Available for the      $20,212,613.74
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was   $613,159,558.00
equal to

(n)  The Aggregate Optimal Note Principal       $577,620,140.72
Balance was equal to

(o)  The Targeted Credit Enhancement Amount     $337,685,620.73
was equal to

(p)  The Targeted Credit Enhancement Amount
as a percentage of the Pool
       Balance on the Distribution Date was               $0.38
equal to

(q)  The Targeted Reserve Account Balance was    $26,659,391.11
equal to

(r)  The Reserve Account Deposit Amount for       $6,344,265.84
the Distribution Date

(s)  The Maximum Reserve Account Deposit         $10,314,880.81
Amount for the Distribution Date

(t)  The Reserve Account Shortfall for the        $6,344,265.84
Distribution Date

(u)  The amount on deposit in the Reserve        $26,659,391.11
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was           3.000000%
equal to

(w)  The Targeted Overcollateralization         $311,026,229.62
Amount was equal to

(x)   The ending overcollateralization was      $295,699,426.08
equal to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                33.275264%

(z)  The Weighed Average Coupon (WAC) was                     0
equal to

(aa)  The Weighed Average Remaining Maturity                 57
(WAM) was equal to


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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                $147.05869
   2.   Principal Distribution per $1,000            $142.34235
   3.   Interest Distribution per $1,000               $4.71634

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                   6.090000%
   2.   Class A-1 principal balance -           $127,707,558.00
beginning of period
   3.   Accrual convention                    Actual/360
   4.   Days in Interest Period
                                                             31
   5.   Class A-1 interest due                      $669,719.72
   6.   Class A-1 interest paid                     $669,719.72
   7.   Class A Interest Carryover Shortfall              $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with                    $0.00
respect to the Distribution Date

C.  Calculation of Class A-1 principal
balance
   1.  Class A-1 principal balance -            $127,707,558.00
beginning of period
   2.  Class A-1 principal - amount due          $20,212,613.74
   3.  Class A-1 principal - amount paid         $20,212,613.74
   4.  Class A-1 principal balance - end of     $107,494,944.26
period
   5.  Class A Principal Carryover Shortfall              $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with                    $0.00
respect to the Distribution Date
   7.  Class A-1 Notes as a percentage of the        18.128931%
total Notes outstanding on the Distribution
Date
   8.  Class A-1 Notes as a percentage of the        12.096482%
Pool Balance on the Distribution Date


(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                  $5.70833
   2.   Principal Distribution per $1,000              $0.00000
   3.   Interest Distribution per $1,000               $5.70833

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                  6.850000%
   2.   Class A-2 principal balance -           $153,000,000.00
beginning of period
   3.   Accrual convention                    30/360
   4.   Days in Interest Period
                                                             31
   5.   Class A-2 interest due                      $873,375.00
   6.   Class A-2 interest paid                     $873,375.00
   7.   Class A Interest Carryover Shortfall              $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with                    $0.00
respect to the Distribution Date

C.  Calculation of Class A-2 principal
balance
   1.  Class A-2 principal balance -            $153,000,000.00
beginning of period
   2.  Class A-2 principal - amount due                   $0.00
   3.  Class A-2 principal - amount paid                  $0.00
   4.  Class A-2 principal balance - end of     $153,000,000.00
period
   5.  Class A Principal Carryover Shortfall              $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with                    $0.00
respect to the Distribution Date
   7.  Class A-2 Notes as a percentage of the        25.803320%
total Notes outstanding on the Distribution
Date
   8.  Class A-2 Notes as a percentage of the        17.217197%
Pool Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a                  29.313679%
percentage of the Pool Balance on the
Distribution Date
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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                  $6.08333
   2.   Principal Distribution per $1,000              $0.00000
   3.   Interest Distribution per $1,000               $6.08333

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                  7.300000%
   2.    Class A-3 principal balance -          $169,000,000.00
beginning of period
   3.    Accrual convention                   30/360
   4.   Class A-3 interest due                    $1,028,083.33
   5.   Class A-3 interest paid                   $1,028,083.33
   6.   Class A Interest Carryover Shortfall              $0.00
with respect to Class A-3
   7.   Class A-3 unpaid interest with                    $0.00
respect to the Distribution Date

C.  Calculation of Class A-3 principal
balance
   1.  Class A-3 principal balance -            $169,000,000.00
beginning of period
   2.  Class A-3 principal - amount due                   $0.00
   3.  Class A-3 principal - amount paid                  $0.00
   4.  Class A-3 principal balance - end of     $169,000,000.00
period
   5.  Class A Principal Carryover Shortfall              $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with                    $0.00
respect to the Distribution Date
   7.  Class A-3 Notes as a percentage of the        28.501707%
total Notes outstanding on the Distribution
Date
   8.  Class A-3 Notes as a percentage of the        19.017689%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a             48.331368%
percentage of the Pool Balance on the
Distribution Date


(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                  $6.23333
   2.   Principal Distribution per $1,000              $0.00000
   3.   Interest Distribution per $1,000               $6.23333

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                  7.480000%
   2.    Class A-4 principal balance -          $163,452,000.00
beginning of period
   3.    Accrual convention                   30/360
   4.   Class A-4 interest due                    $1,018,850.80
   5.   Class A-4 interest paid                   $1,018,850.80
   6.   Class A Interest Carryover Shortfall              $0.00
with respect to Class A-4
   7.   Class A-4 unpaid interest with                    $0.00
respect to the Distribution Date

C.  Calculation of Class A-4 principal
balance
   1.  Class A-4 principal balance -            $163,452,000.00
beginning of period
   2.  Class A-4 principal - amount due                   $0.00
   3.  Class A-4 principal - amount paid                  $0.00
   4.  Class A-4 principal balance - end of     $163,452,000.00
period
   5.  Class A Principal Carryover Shortfall              $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with                    $0.00
respect to the Distribution Date
   7.  Class A-4. Notes as a percentage of           27.566041%
the total Notes outstanding on the
Distribution Date
   8.  Class A-4 Notes as a percentage of the        18.393368%
Pool Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a        66.724736%
percentage of the Pool Balance on the
Distribution Date


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